SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BROADWAY FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


                  _____________________________________________
     (Name of Person(s) filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X  ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                         BROADWAY FINANCIAL CORPORATION

                             4800 Wilshire Boulevard
                          Los Angeles, California 90010




Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company"), which will be held at the Company's principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 18, 2003.

As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of three directors, to ratify the appointment of the Companys independent auditors for 2003 and to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Your vote is very important, regardless of the number of shares you own. Even if you currently plan to attend the Annual Meeting, I urge you to mark, sign and date each proxy card you receive and to return it to the Company as soon as possible in the postage-paid envelope that has been provided,. Returning your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

Sincerely,



Paul C. Hudson
President and Chief Executive Officer


IMPORTANT: If your Broadway Financial Corporation shares are held in the name of a brokerage firm or nominee, only that brokerage firm or nominee may execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy.

If you have any questions or need any assistance in voting your shares, please telephone Beverly A. Dyck, the Company's Investor Relations Representative, at
(323) 634-1700, Ext 231.

                         BROADWAY FINANCIAL CORPORATION
                             4800 Wilshire Boulevard
                          Los Angeles, California 90010


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 18, 2003





NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company") will be held at the Company's principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 18, 2003, for the following purposes:

1) To elect three directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2006 and until their successors are elected and have been qualified. The Board of Directors has nominated Mr. Paul C. Hudson, Mr. Kellogg Chan and Mr. David M. W. Harvey;

2) To ratify the appointment of KPMG LLP as the Company's independent audit firm for 2003; and

3) To consider such other business as may properly come before and be voted upon at the Annual Meeting of Stockholders or any postponement or adjournment thereof.

The Board of Directors has selected April 21, 2003 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Companys principal executive offices during the ten days prior to the meeting. The list will also be available for inspection at the Annual Meeting of Stockholders.

By Order of the Board of Directors



Beverly A. Dyck
Secretary


Los Angeles, California
May 2, 2003

                         BROADWAY FINANCIAL CORPORATION

                             4800 Wilshire Boulevard
                          Los Angeles, California 90010

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders

                                  June 18, 2003


              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Broadway Financial Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California, 90010, at 2:00 p.m., on June 18, 2003, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 2, 2003.

The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. ("Broadway Federal" or the "Bank") as part of the Bank's conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the "Conversion"). The Conversion was completed, and the Bank became a wholly owned subsidiary of the Company, on January 8, 1996. Unless otherwise indicated, references in this Proxy Statement to the Company include the Bank as its predecessor.

The Board of Directors has selected April 21, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 1,818,934, shares of the Company's common stock, par value $.01 per share (the "Common Stock"), were outstanding at the close of business on that date. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the stockholders. A plurality of votes cast is required for election of directors and the affirmative vote of the majority of shares represented and voting will be required to ratify the appointment of KPMG LLP as the Company's independent audit firm. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors and FOR approval of the appointment of KPMG LLP as the Company's independent audit firm for the fiscal year ending December 31, 2003. Although the Board of Directors currently knows of no other matter to be brought before the Annual Meeting, if other matters properly come before the Annual Meeting and may properly be acted upon, including voting on a substitute nominee for director in the event that any director nominee named in this Proxy Statement becomes unwilling or unable to serve before the Annual Meeting, the proxy will be voted in accordance with the best judgment of the persons named in the proxies.

Any stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy or other written notice of revocation to Beverly A. Dyck, Secretary of the Company, at 4800 Wilshire Boulevard, Los Angeles, California 90010. A proxy will also be considered revoked if the stockholder executing the proxy is present at the Annual Meeting and chooses to vote in person.

The principal solicitation of proxies is being made by mail. The Company has retained U. S. Stock Transfer Corporation, the Company's transfer agent, to assist in the solicitation of proxies for an estimated fee of $1,600 plus reimbursement of certain expenses. To the extent necessary, proxies may be solicited by officers, directors and employees of the Company, or its wholly owned subsidiaries, none of whom will receive additional compensation therefor, and may be solicited by telephone, personal contact or other means. The Company will bear the cost of the solicitation of proxies, including postage, printing and handling, and will reimburse brokers and other nominee holders of shares for their expenses incurred in forwarding solicitation material to beneficial owners of shares.


                              ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with the term of one class of directors to expire each year. Three directors are to be elected at the Annual Meeting. The Certificate of Incorporation does not provide for cumulative voting in the election of directors.

The following table sets forth the names and information regarding the persons who are currently members of the Company's Board of Directors, including those nominated by the Board of Directors for election at the Annual Meeting. If elected, Messrs. Paul C. Hudson, Kellogg Chan and David M. W. Harvey will each serve for a term of three years and until their respective successors are elected and qualified. Each has consented to be named in this Proxy Statement and has indicated his intention to serve if elected. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board of Directors.

Mr. Larkin Teasley, who has been a director since 1977 and whose term expires on June 18, 2003, will not stand for re-election. The Board of Directors extends its deepest appreciation to Mr. Teasley for his many years of dedicated service as a director of the Company and the Bank.


                                  Age at                          Positions Currently
                               December 31,   Director    Term       Held with The
         Name                     2002         Since     Expires  Company and the Bank
--------------------------    -------------   --------   -------  ---------------------
NOMINEES:
  Paul C. Hudson (1)               54           1985       2003    Director, President
                                                                     the Chief Executive
                                                                     Officer
  Kellogg Chan                     63           1993       2003    Director
  David M. W. Harvey               45

CONTINUING DIRECTORS:

  Elbert T. Hudson (1)             82           1959       2004    Director and  Chairman
                                                                     of the Board
  Robert C. Davidson, Jr.          57           2003       2004    Director
  Rosa M. Hill                     73           1977       2004    Director
  A. Odell Maddox                  56           1986       2005    Director
  Daniel A. Medina                 45           1997       2005    Director
  Virgil Roberts                   55           2002       2005    Director
--------------

(1) Elbert T. Hudson and Paul C. Hudson are father and son.



                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE FOR THE ABOVE NOMINEES.

The business experience of each of the nominees and continuing directors is as follows:

Nominees:

Paul C. Hudson is the President and Chief Executive Officer of the Company and the Bank. Mr. Hudson joined the Bank in 1981, was elected to the Board of Directors in 1985, and served in various positions prior to becoming President and Chief Executive Officer in 1992. Mr. Hudson is a member of the California and District of Columbia Bars. He serves on the board of the Los Angeles Metropolitan Transit Authority, Pitzer College, Orthopaedic Hospital Foundation, the Southern California Counseling Center and the California Community Foundation. Mr. Hudson also chairs the Board of Community Build Inc. Mr. Hudson is a member of the Executive Committees of the Company and the Bank and a member of the Loan Committee of the Bank.

Kellogg Chan has been President of Asia Capital Group, Ltd., a biotechnology holding company since 2001. He has been a member of the Board of Directors since 1993. He was Chairman and Chief Executive Officer of Universal Bank, f.s.b. from 1994 to 1995 and a consultant to Seyen Investments from 1993 to 1994. He was President and Chief Executive Officer of East-West Bank from 1976 to 1992. Mr. Chan is a past trustee of the Greater Los Angeles Zoo Association, and past member of the Boards of Directors of the San Marino City Club, the Southern California Chinese Lawyers Association and the San Gabriel Valley Council of Boy Scouts. Mr. Chan is a member of the Chinese American Citizens Alliance, Central City Optimists, and the San Marino City Club. Mr. Chan is the Chairman of the Loan Committee of the Bank, a member of the Audit/CRA/Compliance Committee and Investment Committee of the Bank and a member of the Executive Committee of the Company.

David M. W. Harvey is the principal member of Hot Creek Capital, L.L.C., a firm engaged in investing in very small capitalization financial services companies that he founded in 1994. Beginning in 1963, he served as a corporate banker at Security Pacific National Bank and in 1986 jointed Silicon Valley Bank. Mr. Harvey joined the law firm of Sullivan and Cromwell in 1990 where he served as an attorney in the banking group. Mr. Harvey served on the Board of Directors of California Center Bank from 2000 to 2001. He received his B. A. from the University of California at Davis, an M.B.A. from George Washington University, and a J. D. from Tulane University.

Continuing Directors:

Elbert T. Hudson is Chairman of the Board of both the Company and the Bank and has engaged in the practice of law since his retirement as Chief Executive Officer of the Bank in 1992. He was elected as President/Chief Executive Officer of the Bank in 1972, a position he held until his retirement. Mr. Hudson is Chairman of the Executive Committee of the Bank, a committee he has served on continuously since 1972, and serves on the Board of Directors of Broadway Service Corporation ("BSC"), a wholly owned subsidiary of Broadway Federal. He also served on the Loan Committee of the Bank from 1959 through 1984. Mr. Hudson, a member of the California Bar since 1953,was a practicing attorney prior to his election as President/Chief Executive Officer of Broadway Federal. Mr. Hudson is a member of the Board of Directors of Golden State Mutual Life Insurance Company and is a member of its Executive Committee and Chairman of its Audit Committee. Mr. Hudson is a member of the Board of Los Angeles Trade Technical College Foundation and the Los Angeles Community Development Bank. Mr. Hudson is Chairman of the Executive Committees of the Company and the Bank and a member of the Asset Review Committee of the Bank.

Robert C. Davidson, Jr. is Chairman/CEO of Surface Protection Industries, one of the largest African American owned manufacturing companies in California. Prior to acquiring Surface Protection Industries in 1978, Mr. Davidson held a number of entrepreneurial and consulting positions in Los Angeles, Boston and New York. He is a member of the Boards of Directors of Jacobs Engineering Group, Inc., Morehouse College, Children's Hospital and the University of Chicago Graduate School of Business Advisory Council. Mr. Davidson is a member of the Compensation/Benefits Committee of the Bank.

Rosa M. Hill was formerly an elementary school teacher with Los Angeles City Schools, and the Fisk University Children's School, Nashville, Tennessee. Mrs. Hill was also employed as a social worker with the Los Angeles County Bureau of Public Assistance. She served on the Board of Trustees, Bennett College, Greensboro, North Carolina, for nine years, serving as Vice Chair of the Board for seven years. She has also served on the Board of Family Services of Los Angeles. Mrs. Hill has been an active member of the Holman United Methodist Church in Los Angeles for more than 50 years where she has served and continues to serve in many leading roles of the church. Mrs. Hill is the Chairperson of the Compensation/Benefits Committee of the Bank and is a member of the Asset Review Committee of the Bank.

A. Odell Maddox is Manager of Maddox Co., a real estate property management and sales company. Mr. Maddox served as a real estate appraiser for the Los Angeles County Assessor's Office from 1969 to 1972 and as a loan consultant for Citizens Savings and Loan Association from 1978 to 1979. Mr. Maddox served as President of Maddox & Stabler Construction Company Inc. (a public works construction company) from 1984 to 1999. Mr. Maddox is the Chairman of the Asset Review Committee of the Bank and a member of the Loan and Executive Committees of the Bank.

Daniel A. Medina is a private investor. Until March 31, 2000 he was Managing Director in the Global Corporate Finance Practice for Arthur Andersen, LLP which he joined in February 1999. Prior to joining Arthur Andersen, Mr. Medina had been Vice President-Acquisitions for Avco Financial Services, Inc., since October 1996 and Managing Director-Corporate Advisory Department for Union Bank of California, N.A., a subsidiary of the Bank of Tokyo Mitsubishi Bank, since 1992. Mr. Medina has been a member of the Company's Board of Directors since 1997. Prior to that time he was an advisor to the Broadway Federal Board of Directors beginning in 1993, and the Company's Board of Directors beginning in 1996. Mr. Medina is the Chairman of the Investment Committee and the Audit/CRA/Compliance Committee of the Bank and a member of the Executive Committee of the Bank and the Compensation/Benefits Committees of the Bank and the Company.

Virgil Roberts is the managing partner of Bobbitt & Roberts, a law firm representing clients in the entertainment industry. He previously served as President of Dick Griffey Productions and Solar Records. Mr. Roberts is the past Chairman of the Los Angeles Annenberg Metropolitan Project and a past Chair of the California Community Foundation. He also serves on the Board of Directors of Community Build, and is a Trustee of Occidental College and the Marlborough School. Mr. Roberts is a member of the Audit/CRA/Compliance and Compensation/Benefits Committees of the Bank.

Board Meetings and Committees

The Board of Directors of the Company and the Board of Directors of the Bank each held eleven meetings during 2002. The Company has three committees: the Executive Committee, the Compensation/Benefits Committee and the Audit Committee. The Bank has six committees: the Executive Committee, the Audit/CRA/Compliance Committee, the Compensation/Benefits Committee, the Loan Committee, the Asset Review Committee and the Investment Committee. Neither the Company nor the Bank has a standing Nominating Committee.

Company Committees

The Executive Committee consists of Messrs. E. Hudson (Chairman), P. Hudson and Chan. This Committee, together with the corresponding committee of the Bank's Board of Directors, serves as an interim decision-making body that functions between Board of Directors meetings, if required, to assist the chief executive officer by providing input on critical issues and ensuring appropriate Board of Directors involvement in the strategic planning process. The Executive Committee held no meetings during 2002.

The Audit/CRA/Compliance Committee consists of Messrs Medina (Chairman), Chan and Roberts. The Audit/CRA/Compliance Committee, together with the corresponding committee of the Bank's Board of Directors, is responsible for oversight of the internal audit function for the Company, assessment of accounting and internal control policies and monitoring of regulatory compliance. The Committee is also responsible for oversight of the Company's independent auditors. The Audit/CRA/Compliance Committee had one meeting during 2002. The members of the Audit/CRA/Compliance Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

The  Compensation/Benefits  Committee  consists  of Ms.  Hill  (Chairwoman)  and
Messrs. Davidson, Roberts and Medina. This Committee, together with the corresponding committee of the Bank's Board of Directors, is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues at the Company level. The Compensation/Benefits Committee held no meetings during 2002.

Bank Committees

The Executive Committee consists of Messrs. E. Hudson (Chairman), P. Hudson, Maddox and Medina. This Committee monitors financial matters, including capital adequacy and liquidity, and analyzes overall earnings performance, focusing on trends, regulations, projections and problem anticipation and resolution. It also monitors the status of litigation and serves as an interim decision-making body that functions between Board meetings, if required, to assist the chief executive officer by providing input on critical issues and ensuring appropriate Board involvement in the strategic planning process. The Executive Committee met seven times during 2002.

The Audit/CRA/Compliance Committee consists of Messrs. Medina (Chairman), Chan and Roberts. The Audit/CRA/Compliance Committee is responsible for oversight of the internal audit function, assessment of accounting and internal control policies and monitoring regulatory compliance. The Committee is also responsible for oversight of the Bank's independent auditors. The Audit/CRA/Compliance Committee met ten times during 2002. The members of the Audit/CRA/Compliance Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

The Compensation/Benefits Committee consists of Ms. Hill (Chairwoman) and Messrs. Davidson, Medina and Roberts. This Committee is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues, as well as the appraisal of the chief executive officer's performance, determination of his salary and bonus, and making recommendations regarding such matters for approval by the Board of Directors. The Committee met seven times during 2002.

The Loan Committee consists of Messrs. Chan (Chairman), P. Hudson, Maddox and Mr. Heywood, Chief Loan Officer as a non-Board member. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies, and approving specific loans in accordance with the Bank's loan policy. The Committee met nine times during 2002.

The Asset Review Committee consists of Messrs. Maddox (Chairman), E. Hudson, and Ms. Hill. The Asset Review Committee is responsible for the review and approval of asset classifications, and for monitoring delinquent loans and foreclosed real estate. In addition, the Asset Review Committee reviews the adequacy of the Bank's loan valuation allowance. The Committee met three times during 2002.

The Investment Committee consists of Messrs. Medina (Chairman), and Chan. The Investment Committee is responsible for monitoring the Bank's interest rate risk in order to reduce the Bank's vulnerability to changes in interest rates. The Committee also monitors and controls the level and type of securities investments made by the Bank. The Committee met three times during 2002.

Executive Officers Who Are Not Directors

The following table sets forth information with respect to executive officers of the Company and the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of, and are elected annually, by the respective Boards of Directors.

                                       Positions Held With
       Name                 Age(1)     the Company and the Bank
-------------------------  -------     -----------------------------------------

Alvin D. Kang                58        Chief  Financial  Officer of the Company
                                       and Executive Vice President/Chief
                                       Financial Officer of the Bank

Eric V. Johnson              43        Senior Vice  President/Chief  Retail
                                       Banking  Officer of the Bank

Johnathan E. Heywood (2)     35        Senior Vice President/Chief Loan Officer
                                       of the Bank

-------------------------

(1) As of December 31, 2002. (2) Hired May 16, 2002

The business experience of each of the executive officers is as follows:

Alvin D. Kang joined Broadway Federal in December 2001 as Executive Vice President/Chief Financial Officer. Prior to joining Broadway Federal, Mr. Kang was Executive Vice President at Takenaka & Company, LLC, a consulting and investment-banking firm from August 1999 to April 2002, and was the Managing Member of Mu & Kang Consultants L.L.C. from November 1995 to August 1999. Prior to that, Mr. Kang served as an Audit Partner with KPMG LLP and Ernst & Young LLP and he has 32 years experience serving the Thrift and Banking industries. During his public accounting career, Mr. Kang was active in the Financial Managers Society and was a frequent speaker at industry conferences. He also served on the Savings and Loan Committee of the American Institute of Certified Public Accountants.

Eric V. Johnson joined Broadway Federal Bank in May 1999 as Senior Vice President/Chief Loan Officer and currently serves as Senior Vice President/Chief Retail Banking Officer and Foreign Asset Control Compliance Officer. Prior to joining Broadway Federal, Mr. Johnson was the Senior Vice President of Loan Servicing at Home Savings of America, from 1993 to 1999. Mr. Johnson is a member of the Board of Directors of the Harriet Buhai Center for Family Law. Mr. Johnson has been an active member of Holman United Methodist Church for over 18 years and holds many leadership roles in the church. Mr. Johnson also served with the San Gabriel Valley Boy Scouts of America.

Johnathan E. Heywood joined Broadway Federal Bank in May 2002 as Senior Vice President/Chief Loan Officer. Prior to joining Broadway Federal, from 1999 to 2001, Mr. Heywood was Vice President of Numerata, Inc., a corporation that provides Internet, web-based technologies to the real estate industry. From 1997 to 1999, Mr. Heywood was a Partner at Irvine City Financial, L.L.C, a real estate investment company. Mr. Heywood also served as Vice President-Loan Origination from 1995 to 1997 at First Fidelity Thrift and Loan Association and Vice President - Major Loans at Irvine City Bank from 1989 to 1995. Mr. Heywood is a member of the National Association of Realtors, Mortgage Bankers Association, Real Estate Information Professionals Association and the Alliance for Advanced Real Estate Transaction Technology.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information, as of March 31, 2003, concerning the shares of the Company's Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, by each of the directors and executive officers of the Company and the Bank, and by all directors and executive officers as a group.


       Name and Address               Amount and Nature of           Percent of
       of Beneficial Owner            Beneficial Ownership             Class
----------------------------------   ----------------------         ------------

Beneficial Owners:

Hot Creek Capital (2)
144 Summit Ridge Way
Gardnervills, Nevada 89410                   401,912        (2)       20.92%

Jam Partners LP                                             (3)
One 5th Avenue
New York, New York 10008                     141,300        (3)        7.35%

Wellington Management Co.                                   (4)
75 State Street
Boston, Massachusetts 02109                  129,280        (4)        6.73%

Broadway Federal Bank Employee
   Stock Ownership Plan                      104,512        (1)        5.44%

Directors and Executive Officers:                           (1)

Elbert T. Hudson                              25,628       (5)(6)      1.33%
Paul C. Hudson                                77,961        (7)        4.06%
Kellogg Chan                                  25,675        (8)        1.34%
Robert C. Davidson, Jr.                       -             (9)        0.00%
Rosa M. Hill                                  27,684      (10)(11)     1.44%
A. Odell Maddox                               16,245        (12)       0.85%
Daniel A. Medina                               5,225      (8)(13)      0.27%
Virgil Roberts                                11,388        (14)       0.59%
Alvin D. Kang                                  3,000        (15)       0.16%
Eric V. Johnson                                8,608        (16)       0.45%
Johnathan E. Heywood                          -              -           -
All directors and executive
  officers as a group (12 persons)           201,414         -        10.49%
----------------------------------

(1) The address for each of the directors and executive officers and the Broadway Federal Bank Employee Stock Ownership Plan is 4800 Wilshire Boulevard, Los Angeles, California 90010.

(2) Based on on information derived from Schedule 13D/A filed with the Securities and Exchange Commission by Hot Creek Capital, L.L.C on March 21, 2003.

(3) Based on information derived from Schedule 13G/A filed with the Securities and Exchange Commission by Sy Jacobs, JAM Partners, L.P., a Delaware limited partnership, and JAM Managers L.L.C, a Delaware limited liability company on January 22, 2002. Mr. Jacobs and JAM Managers, L.L.C. have shared voting power over all 141,300 shares and JAM Partners, L.P. has shared voting power over 128,900 of the shares

(4) Based on information derived from Schedule 13G/A filed with the Securities and Exchange Commission by Wellington Management Company, LLP, a Massachusetts limited liability partnership ("WMC"), on February 12, 2003 and Schedule 13G/A filed by First Financial Fund, Inc., a registered closed-end investment company, on February 14, 2003. WMC, in its capacity as investment advisor, may be deemed the beneficial owner of shares of Common Stock owned by its clients, including 129,280 shares owned by First Financial Fund, Inc. as to which WMC has shared dispositive voting power and which are reported in total beneficial ownership of WMC of 145,480.

(5) Includes 6,322 shares held jointly with spouse with whom voting and investment power is shared.

(6) Includes 3,166 allocated shares under the Broadway Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), 14,526 shares subject to options granted under the Long Term Incentive Plan (the "LTIP"), and 257 shares subject to grants under the Performance Equity Plan, which options are all currently exercisable.

(7) Includes 12,334 allocated shares under the ESOP, 50,463 shares subject to options granted under the LTIP, and 364 shares subject to grants under the Performance Equity Plan, which options are all currently exercisable.

(8) Includes 3,899 shares subject to options granted under the 1996 Stock Option Plan for Outside Directors (the "Directors Stock Option Plan") and 88 shares subject to grants under the Recognition and Retention Plan.

(9)  Mr. Davidson became director in March 2003.

(10) Includes 7,098 shares subject to options granted under the Director's Stock Option Plan and 128 shares subject to grants under the Recognition and Retention Plan, which options are all currently exercisable.

(11) Includes 19,282 shares held jointly with spouse with whom voting and investment power is shared.

(12) Includes 851 shares subject to options granted under the Director's Stock Option Plan and 148 shares subject to grants under the Recognition and Retention Plan, which options are all currently exercisable.

(13) Includes 432 shares held jointly with spouse with whom voting and investment power is shared.

(14) Includes 11,388 shares held jointly with spouse with whom voting and investment power is shared.

(15) Includes 2,000 shares held jointly with spouse with whom voting and investment power is shared.

(16) Includes 4,518 shares subject to options granted under the LTIP, which options are all currently exercisable and 3,130 allocated shares under the ESOP.

              EXECUTIVE COMPENSATION, BENEFITS AND RELATED MATTERS

The following table sets forth the annual and long-term compensation for the Company's President/Chief Executive Officer, the Chief Financial Officer, the Chief Retail Banking Officer and the Chief Lending Officer (collectively, the "Named Executive Officers"), as well as the total compensation paid to each, during the Company's last three fiscal years:

                           Summary Compensation Table

                                                                              Long-Term Compensation
                                                                      ---------------------------------------
                                        Annual Compensation                     Awards               Payouts
                                 -----------------------------------  ---------------------------   ---------
                                                                       Restricted     Securities
       Name and                                       Other Annual       Stock       Underlying       LTIP       All Other
      Principal                  Salary      Bonus    Compensation      Awards        Options/      Payouts    Compensation
       Position          Year      ($)        ($)          ($)            ($)         SARS (#)        ($)           ($)
-----------------------  ------  ---------  --------  --------------  ------------  --------------  ---------  --------------

Paul C. Hudson           2002     159,538    21,375         -          2,448 (b)       29,718         5,010      4,654 (1)
President/Chief                                                                                                    971 (2)
Executive Officer        2001     154,475    21,375         -              -            5,648         5,010      5,275 (1)
                                                                                                                   828 (2)
                         2000     139,241     6,011         -              -                          5,010    4,357 (c)
                                                                                                                 4,357 (1)
                                                                                                                     924 (2)

Alvin D. Kang            2002     143,033      -            -          5,500 (b)        50,000         -         2,100 (1)
Chief Financial                                                                                                  1,548 (2)
Officer (3)              2001       8,355      -            -              -              -            -               -     (1)
                                                                                                                   129 (2)
                                               -            -              -              -            -

Eric V. Johnson          2002     127,922    16,477         -          2,400 (b)        28,704          2,086    3,610 (1)
Chief Retail                                                                                                       375 (2)
Banking Officer          2001     123,263    15,950         -              -            11,296        2,086      3,996 (1)
                                                                                                                   360 (2)
                         2000     116,250     4,950         -              -              -            -         3,448 (1)
                                                                                                                   924 (2)


Johnathan E. Heywood     2002      66,334      -            -          3,000 (b)        40,000                     202 (2)
Chief Loan Officer (3)                                                                              -


(1)  Reflects amounts contributed by the Company to the 401(k) Plan on behalf of
     each  individual.   The  amounts  contributed  by  the  Company  each  year
     represents 100% of each employee's contribution up to 3% of salary.

(2) Reflects the dollar value of group term life insurance paid by the Bank during the periods covered. (3) Alvin D. Kang and Johnathan E. Heywood were hired in December 2001 and May 2002, respectively.

(3) Alvin D. Kang and Johnathan E. Heywood were hired in December 2001 and May 2002, respectively.

The following tables summarize options granted in 2002 and the value of unexercised options held by the Named Executive Officers at December 31, 2002.

                     Options/SAR Grants in Last Fiscal Year

                               Number of      Percent of Total
                               Securities       Options/SARs
                               Underlying        Granted to                       Expiration
                              Options/SARs      Employees in     Exercise or         Date
             Name              Granted (#)       Fiscal Year     Base Price       ($/Sh) (1)
---------------------------   -------------  -----------------  --------------    -----------
Paul C. Hudson
  President and Chief
  Executive Officer             29,718              16%            6.68           07/25/2013

Alvin D. Kang
  Chief Financial Officer       50,000              27%            6.68           07/25/2013

Eric V. Johnson
  Chief Retail
  Banking Officer               28,704              16%            6.68           07/25/2013


Johnathan E. Heywood
  Chief Loan Officer            40,000              22%            6.68           07/25/2013


(1) The stock options were awarded on July 25, 2002 and are exercisable in installments of 20%, cumulatively, on each anniversary date of the award.



                     Aggregated Option/SAR Exercises In Last
                Fiscal Year And Fiscal Year-End Option/SAR Values

                                                     Number of Securities       Value of Unexercised
                                                    Underlying Unexercised      In-the-Money Options/
                         Shares       Value         Options/SARs at Fiscal     SARS at Fiscal Year-End
                       Acquired on   Realized       Year-End (#)Exercisable     ($) Exercisable (E)/
     Name              Exercise (#)    ($)           (E)/Exercisable (U)          Unerercisable (U)
---------------------  ------------  ----------     ----------------------    ------------------------

Paul C. Hudson              -            -               36,407   (U)            104,713        (U)
                                                         47,163   (E)            179,323        (E)

Alvin D. Kang               -            -               50,000   (U)            128,000        (U)
                                                           None   (E)               None        (E)

Eric V. Johnson             -            -               35,002   (U)            114,806        (U)
                                                          4,998   (E)             13,913        (E)

Johnathan E. Heywood        -            -               40,000   (U)            102,400        (U)
                                                           None   (E)               None        (E)


                              DIRECTOR COMPENSATION

No remuneration was paid to the directors by the Company in 2002. Currently, the Chairman of the Board of Broadway Federal receives a monthly retainer fee of $3,224, and all other directors of Broadway Federal, who are not employees, receive a monthly retainer fee of $1,000 each. A fee of $500 is paid to each director of Broadway Federal, other than the Chairman of the Board and the President, for special Board meetings. Committee meeting fees of $200 per meeting, except for the Loan Committee, are also paid to directors of Broadway Federal, other than the Chairman of the Board and the President. Loan Committee members, other than the President and the Chief Lending Officer, are paid a monthly fee of $500. On November 20, 2001, Dr. Willis K. Duffy became a Director Emeritus and, as such, was receiving a monthly retainer fee of $817 until January 2003 when he passed away. On May 17, 2002, Lyle A. Marshall became a Director Emeritus and began receiving a monthly retainer fee of $974.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company's current loan policy provides that all loans made by the Company or its subsidiaries to its directors and executive officers must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of collectibility or present other unfavorable features.

On September 30, 1999, the Bank made a $550,000 loan to Maddox & Stabler LLC. Mr. A. Odell Maddox is a director of the Company and the Bank. The loan is secured by a 24-unit multi-family property located in Los Angeles, California. The terms of the 30-year loan include an initial interest rate of 8% fixed for the first five years. Thereafter the rate will be 2.50% over the one-year Treasury Bill rate. Since inception, payments on the loan have been made as agreed. As of March 31, 2003, the outstanding balance of the loan was $530,813.

On February 25,  2002,  the Bank made a $300,000  loan to Alvin D. Kang,  who is
Executive  Vice  President  and Chief  Financial  Officer  of the Bank and Chief
Financial Officer of the Company. The loan was secured by a single family residential property located in Torrance, California. The loan earned an interest rate of 5.75%. The loan was paid off on December 3, 2002.


                              SEVERANCE AGREEMENTS

The Company and the Bank have entered into severance agreements with each of Messrs. Paul Hudson, Kang, Johnson and Heywood. Each agreement provides that if, within three years of any Change in Control (as defined in the agreement), the officer's employment is terminated, either by the officer following a demotion or other specified adverse treatment or by the Company or the Bank other than for Cause (as defined in the agreement), then the officer will receive a severance payment equal to the sum of (A) the officer's unpaid salary and bonus or other incentive compensation for the remainder of the year in which employment is terminated, and (B) a specified multiple of the highest Annual Compensation (as defined in the agreement) paid to the officer in any of the three years preceding termination of employment. The multiple is 2.5 for Mr. Hudson, 2 for Mr. Kang and 1.5 for each of Messrs. Johnson and Heywood. In addition to these payments, any stock options and similar rights held by the officer will become fully vested and exercisable, and the health and other benefits coverage provided to the officer will be continued for one year after termination of employment.


                       APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG LLP as the Company's independent audit firm for the fiscal year ending December 31, 2003. It is anticipated that representatives of KPMG will be present at the Annual Meeting. The KPMG LLP representatives will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from stockholders. KPMG LLP performed the independent audit of the Company's financial statements for the fiscal year ended December 31, 2002. Audit services included examination of the consolidated financial statements of the Company and a review of certain filings with the Securities and Exchange Commission.

The following table sets forth information regarding the aggregate fees billed for services rendered by KPMG LLP for the fiscal year ended December 31, 2002:

                                             2002               2001
                                        -------------      -------------
           Audit fees                      $129,500           $115,900
           Audit related fees                 -                  -
           Tax fees (1)                      30,450             42,000
           All other fees                     -                  -
                                        -------------      -------------
                   Total Fees              $159,450           $157,900
                                        =============      =============

(1) For tax consultation and tax compliance services.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY
       THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.



                             Audit Committee Report

The Audit/CRA/Compliance Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of
significant  judgments,   and  the  clarity  of  disclosures  in  the  financial
statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, as well as the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America, including SAS 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services provided by the auditor with the auditors' independence.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2002. The Committee has also recommended to the Board the selection of the Company's independent auditors.

This report of the Audit/Compliance Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                                       Mr. Daniel A. Medina
                                                       Mr. Kellogg Chan
                                                       Mr. Virgil Roberts

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the Securities and Exchange Commission. To our knowledge, based solely on the Company's review of the copies of such reports furnished to us and written representations as to whether such reports were required during the fiscal year ended December 31, 2002, Johnathan E. Heywood filed a Form 4 covering one previously unreported transaction and Eric V. Johnson filed a Form 4 and a Form 5 covering one each previously unreported transaction. Ms. Hill and Messrs. Chan, Maddox, Medina, Teasley, E. Hudson and P. Hudson each filed a form 5 covering one previously unreported transaction.


                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                     FOR PRESENTATION AT THE ANNUAL MEETING

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's 2004 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company on or before January 3, 2004. The Board of Directors will review any stockholder proposals which are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the proxy solicitation materials and for consideration at the Annual Meeting. Except for director nominations, any stockholder may make any other proposal at the 2004 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the Company on or before May 19, 2004, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented. Stockholder director nominations must be received by the Company no earlier than March 20, 2004 and no later than April 19, 2004.

Under the Company's Bylaws, stockholder nominations for election of directors may only be made pursuant to timely notice in writing to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's Annual Meeting (between March 20, 2004 and April 20,
2004) to be considered at the Annual Meeting in year 2004. Such notice must state the nominee's name, age and business and residence addresses, the nominee's principal occupation or employment, and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee, required to be disclosed in a proxy statement and in certain other filings under federal securities laws.


                          ANNUAL REPORT AND FORM 10-KSB

The 2002 Annual Report to Stockholders containing the consolidated financial statements of the Company for the year ended December 31, 2002 accompanies this proxy statement.

Stockholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission, without accompanying exhibits, by writing to Beverly A. Dyck, Investor Relations Representative, Broadway Financial
Corporation, 4800 Wilshire Boulevard, Los Angeles, California 90010. Stockholders may obtain any of the exhibits that are referred to in the list of exhibits in the Form 10-KSB upon payment to the Company of the cost of furnishing them.

Please mark, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope at your earliest convenience, whether or not you currently plan to attend the Annual Meeting.


BY ORDER OF THE BOARD OF DIRECTORS



Beverly A. Dyck
Secretary

                         BROADWAY FINANCIAL CORPORATION
             REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2003

                 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

I/we hereby constitute and appoint Elbert T. Hudson and Paul C. Hudson, and each of them, my/our attorneys, agents and proxies, with full power of substitution to each, to attend and act as proxy or proxies at the 2003 Annual Meeting of Stockholders of Broadway Financial Corporation, which will be held at its principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, on Wednesday, June 18, 2003 at 2:00 p.m., and at any postponement or adjournment thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.




                        TO RETURN YOUR PROXY CARD BY MAIL

o        Mark, sign and date your proxy card.
o        Detach your proxy card.
o        Mail your proxy card in the postage paid envelope provided.

--------------------------------------------------------------------------------


1.  ELECTION OF DIRECTORS
    FOR all nominees listed below (except as     WITHHOLD AUTHORITY to vote
    indicated to the contrary (below).           for all nominees listed below.


Nominees: Paul C. Hudson, Kellogg Chan, and David M. W. Harvey.

INSTRUCTION: TO WITHHOLD AUTHORITY to vote for individual nominee(s) write that nominees(s) name in the space below.


2. RATIFICATION OF APPOINTMENT OF KPMG LLP as the independent audit firm of Broadway Financial Corporation for the year ending December 31, 2003


                             PLEASE SIGN AND DATE BELOW
                             I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt
FOR of the notice of Annual Meeting and the Proxy Statements which accompanies the notice.

AGAINST


ABSTAIN



    Dated:______________________________________,
    2003

    ________________________________________________
                       Signature

    _______________________________________________
                       Signature

    Please  date this  Proxy and sign  above as your
    name(s)  appear(s)  on this card.  Joint  owners
    should each sign personally.  Corporate  proxies
    should  be  signed  by  an  authorized  officer.
    Executors,   administrators,    trustees,   etc.
    should give their full titles.

    THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE FOR
    THE  ELECTION  OF  DIRECTORS  NOMINATED  BY  THE
    BOARD OF  DIRECTORS  AND FOR  RATIFICATION  OF
    THE APPOINTMENT OF KPMG,  LLP. THIS PROXY,  WHEN
    PROPERLY  EXECUTED,  WILL BE VOTED AS  DIRECTED.
    IF NO  DIRECTION  IS MADE,  IT WILL VOTED  FOR
    THE  ELECTION  OF  DIRECTORS  NOMINATED  BY  THE
    BOARD OF  DIRECTORS  AND FOR  RATIFICATION  OF
    THE APPOINTMENT OF KPMG LLP.